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                                  EXHIBIT 10.2
                        CONSENT OF DECHERT PRICE & RHOADS
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

3400 Centre Square West                            LAW OFFICE OF                                 477 Madison Avenue
1500 Market Street                                                                               New York, NY 10022
Philadelphia, PA 19102                          DECHERT PRICE & RHOADS                           (212) 326-3500
(215) 981-2000                                   1500 K STREET, N.W.
                                                WASHINGTON, DC 20005                             TEN POST OFFICE SQUARE,
214 CARNEGIE CENTER                          TELEPHONE: (202) 626-3300                           SOUTH
PRINCETON, NJ 08540                          Telex 897 122 Bardep Wash                           BOSTON, MA 02109
(609)520-3200                                Telecopier: (202) 626-3334                          (617) 728-7100

TWENTY NORTH MARKET SQUARE                                                                       52 BEDFORD SQUARE
HARRISBURG, PA 17101                                                                             LONDON WC1B 3EX,
(717) 237-2000                                                                                   ENGLAND
                                                                                                 (01) 631-3383

                                                                                                 250 AVENUE LOUIE
                                                                                                 1050 BRUSSELS, BELGIUM
                                                                                                 (02) 647-565
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                                December 22, 1989

Board of Directors
American United Life Insurance Company
One American Square
Indianapolis, Indiana 46204

Re: AUL American Unit Trust, SEC File No. 33-31375

Dear Sirs:

We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus comprising a part of the above referenced Registration Statement.

                                                          Very truly yours,
                                                     /s/ Dechert Price & Rhoads
                                                         Dechert Price & Rhoads